THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.

                               THIRD AMENDMENT TO
              COLLATERALIZED CONVERTIBLE COMMERCIAL PROMISSORY NOTE


Note Date:                 August 27, 1999
First Amendment Date:      August 16, 2000
Second Amendment Date:     January 16, 2001
Third Amendment Date:      July 1, 2001
Principal Amount:          $1,000,000.00
Original Maturity Date:    September 1, 2001
Extended Maturity Date:    December 31, 2003


Lender (name and address):

(as to a 50%  undivided  interest  as tenants in common)
Wells Fargo Bank West,
N.A., G Trustee of the James C. Berger Rollover IRA (formerly Norwest Bank Colorado,
 National Association,
Trustee of the James C. Berger Rollover IRA)
90 South Cascade Avenue
P.O. Box 2120
Colorado Springs, CO 80901-2120

                                      and

(as to a 40%  undivided  interest as tenants in common)
John M.  Ventimiglia
4390 North Academy Boulevard
 Colorado Springs, CO 80917

                                       and

(as to a 10% undivided interest)
Robin L. Morley & Mark E. Morley, as Tenants in
Common 101 North Cascade Avenue,
Suite 310
Colorado Springs, CO 80903

Original Maker (name and address):

OPEC Corp., a Colorado corporation
c/o Donald D. Cannella, President
5930 Paonia Court
Colorado Springs, CO  80915

Maker of Second Amendment:
OPEC Corp., a Colorado corporation
c/o Donald D. Cannella, President
1880 Office Club Pointe #2000
Colorado Springs, CO  80920

                                       And

FutureOne, Inc., a Nevada corporation
c/o Donald D. Cannella, President
1880 Office Club Pointe #2000
Colorado Springs, CO  80920

Maker of Third Amendment:
OPEC Corp., a Colorado corporation
c/o Donald D. Cannella, President
1880 Office Club Pointe #2000
Colorado Springs, CO  80920

                                       And

FutureOne, Inc., a Nevada corporation
c/o Donald D. Cannella, President
1880 Office Club Pointe #2000
Colorado Springs, CO  80920


         A. On or about August 27, 1999, Original Maker made a promissory note payable to the order of Lender in the principal amount of $1,000,000.00.

("Note")

         On or about January ____, 2002, effective July 1, 2001, the Lender, the Original Maker, and the Original Maker's parent, (Original Maker and Original Maker's Parent are jointly, severally and individually referred to as "Maker of Third Amendment" or "Maker") agree for good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, to amend and extend the Note as set forth herein below:

         1. OPEC Corp., a Colorado corporation and FutureOne, Inc., a Nevada corporation, jointly, severally and individually, promise to pay to the order of Lender, at the Lender's offices designated above, the Principal Amount, with interest on the unpaid balance at the interest rate set forth herein. Principal and interest shall be payable as specified herein below.

         A.       Amended and Extended Payment Schedule:

         Effective July 1, 2001, the Pre-Default Interest Rate shall be amended to a fixed rate of eighteen percent (18.0%) per annum. One-half of all accrued but unpaid interest is due on the 1st day of August, 2001, and on the first day of each month thereafter. One-half of the accrued but unpaid interest shall continue to accrue as set forth herein below and, such accrued but unpaid interest shall accrue interest at the Pre-Default Interest Rate. Lender acknowledges receipt of interest payments at the rate of fifteen percent (15.0%) per annum which were paid on or about August 1, 2001, September 1, 2001 and October 1, 2001. Fifteen Thousand and 00/100 Dollars ($15,000.00) of such interest payments shall be applied to the interest payments due on November 1, 2001 and on December 1, 2001. The entire outstanding principal balance, together with all accrued and unpaid interest and all other sums due hereunder, shall be due in full on December 31, 2003 in a balloon payment. Maker understands this
Note is payable in full on December 31, 2003 and that this Note is a balloon payment note. The Lender is under no obligation to refinance the loan at that time. Maker will therefore be required to make payment out of other assets it may own, or it will have to find a Lender willing to lend it money at prevailing market rates, which may be considerably higher than the interest rate of this loan. If Maker refinances this loan at maturity, it may have to pay some or all closing costs normally associated with a new loan, even if it obtains refinancing from the same Lender. Notwithstanding anything to the contrary stated herein, Lender shall have the right, in its sole and absolute discretion, to call this Note, in whole or in part, at any time after January 10, 2002. If Lender exercises its call privilege, the entire outstanding principal balance called, together with all accrued and unpaid interest and all other sums due hereunder, shall be due in full immediately. If Maker fails to repay the principal and interest as required under this paragraph, then the Lender may invoke any of the remedies permitted by the Note and Security Agreement. Notwithstanding anything to the contrary stated herein the Deferred Interest together with the interest accruing on the Deferred Interest shall not be payable except as set forth in paragraph 1B.


         B.       Payment of Deferred Interest:

         The Deferred Interest together with the interest accruing on the Deferred Interest shall be paid in twelve (12) equal monthly payments commencing upon notice given by Lender at the Pre-Default Interest Rate amortized over twelve (12) months.

         C.       Prepayment Restrictions:

         This Note may be prepaid at any time, in whole or in part, upon fifteen
(15) days' written notice to Lender.

         2.Except as specifically stated herein, all other terms of the Note, the First Amendment and the Second Amendment shall remain as stated in the Original Note, the First Amendment, and the Second Amendment.

         3. By signing this Third Amendment to Collateralized Commercial Promissory Note, Maker also acknowledges receipt of a copy.

         Dated January ____, 2002, effective July 1, 2001.

                                              MAKER:
                                              OPEC Corp., a Colorado corporation


                                      By:
                                         ------------------------------
                                         Donald D. Cannella, President
ATTEST:

-------------------------------
Daniel J. Romano, Secretary



                                      FutureOne, Inc., a Nevada corporation



                                      By:
                                         ------------------------------
                                         Donald D. Cannella, President
ATTEST:


-------------------------------
Daniel J. Romano, Assistant Secretary

                           LENDER:

                           Wells Fargo Bank West, N.A., Trustee of the James C. Berger Rollover IRA (formerly Norwest Bank Colorado, National Association, Trustee of the James C. Berger Rollover IRA)


                           By:_________________________________
                              Terry P. Coffelt, Vice President


----------------------------------
John M. Ventimiglia


----------------------------------       ---------------------------------
Mark E. Morely                           Robin L. Morely


STATE OF COLORADO          )
                           ) ss.
County of El Paso          )

         Subscribed  and sworn to before me this day of January,  2002, by Terry
P. Coffelt, as Trustee for Wells Fargo Bank West, N.A., Trustee of the James C. Berger Rollover IRA. (formerly, Norwest Bank Colorado, National Association, Trustee of the James C. Berger Rollover IRA).

         WITNESS my hand and official seal.

         My commission expires:
                                 ------------------------

(SEAL)
                                                     ---------------------------
                                                     Notary Public

STATE OF COLORADO          )
                           ) ss.
County of El Paso          )

         Subscribed and sworn to before me this ______   day of January, 2002,
         by John M. Ventimiglia.


         WITNESS my hand and official seal.

         My commission expires:
                                 ------------------------

(SEAL)
                                                     ---------------------------
                                                     Notary Public


STATE OF COLORADO          )
                           ) ss.
County of El Paso          )

         Subscribed and sworn to before me this ___________day of January, 2002, by Robin L. Morley and Mark E. Morley.


         WITNESS my hand and official seal.

         My commission expires:
                                 ------------------------

(SEAL)
                                                     ---------------------------
                                                     Notary Public


STATE OF COLORADO          )
                           ) ss.
County of El Paso          )

         Subscribed and sworn to before me this day of January,  2002, by Donald
D. Cannella, as President and Daniel J. Romano as Secretary of OPEC Corp., a Colorado corporation.

         WITNESS my hand and official seal.

         My commission expires:
                                 ------------------------

(SEAL)
                                                     ---------------------------
                                                     Notary Public

STATE OF COLORADO          )
                           ) ss.
County of El Paso          )

         Subscribed and sworn to before me this day of January,  2002, by Donald
D. Cannella, as President and Daniel J. Romano as Assistant Secretary of FutureOne, Inc., a Nevada corporation.

         WITNESS my hand and official seal.

         My commission expires:
                                 ------------------------

(SEAL)
                                                     ---------------------------
                                                     Notary Public